Financial Risk Management - Schedule of Exposure to Foreign Currency Risk (Details) - Foreign Currency Risk [Member]	Jun. 30, 2025 USD ($)	Jun. 30, 2025 EUR (€)	Jun. 30, 2025 GBP (£)	Jun. 30, 2024 USD ($)	Jun. 30, 2024 EUR (€)	Jun. 30, 2024 GBP (£)
Schedule of Exposure to Foreign Currency Risk [Line Items]
Cash and cash equivalents	$ 2,994,099			$ 81,994
Trade payables	5,482,682	57,987	231,930	4,797,514	239,562	265,561
Total exposure	$ 8,476,781	€ 57,987	£ 231,930	$ 4,879,508	€ 239,562	£ 265,561